UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 21, 2020, U.S. Well Services, Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that it was not in compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”), because the bid price for the Company’s Class A common stock (the “Common Stock”) had closed below the minimum $1.00 price per share requirement for the last thirty (30) consecutive business days. On August 14, 2020, the Company received another written notice (the “Second Notice”) from Nasdaq stating that, based upon its review of the Company’s market value for listed securities for the last thirty (30) consecutive business days, the Company did not meet the market value of listed securities requirement set forth under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). In addition, the Second Notice informed the Company that as of August 14, 2020, the Company did not meet the alternative compliance standards relating to stockholders’ equity or net income from continuing operations (the “Alternative Compliance Standards”).

The Company has a period of 180 calendar days from the date of the Second Notice, or until February 10, 2021, to regain compliance with the MVLS Requirement. Compliance can be achieved by meeting the MVLS Requirement for a minimum of ten (10) consecutive business days during the 180 day compliance period, unless Nasdaq exercises its discretion to extend this ten (10) business day period.

On December 29, 2020, the Company received another written notice from Nasdaq (the “Third Notice”) notifying the Company that it had not regained compliance with the Minimum Bid Price Rule by the December 28, 2020 deadline, and that the Company is not eligible for an additional 180 calendar day extension period for compliance as the Company’s stockholders’ equity as reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 does not comply with the minimum stockholders’ equity requirement for initial listing on The Nasdaq Capital Market, and the Company does not meet any of the alternatives under Listing Rule 5505(b). As a result, the Nasdaq staff (the “Staff”) has determined to delist the Common Stock from Nasdaq. The Third Notice also notified the Company that its public warrants no longer qualify for continued listing under Nasdaq Listing Rule 5560(a), which requires the security underlying the warrants (i.e., the Common Stock) to remain listed. As a result of the Staff’s determination to delist the Common Stock, the Staff has also determined to delist the public warrants from Nasdaq.

The Company plans to appeal the Staff’s determinations set forth in the Third Notice to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Such hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE with the Securities and Exchange Commission (the “SEC”) pending a decision by the Panel, during which time the Common Stock and public warrants will continue to be listed on Nasdaq, and the Common Stock and public warrants will continue to trade under the symbols “USWS” and “USWSW,” respectively.

There can be no assurance that the Company will be successful in appealing the Staff’s determinations set forth in the Third Notice and in regaining compliance with all applicable requirements for continued listing on The Nasdaq Capital Market. In addition, the delisting of the Common Stock from a national exchange could materially adversely affect the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of the Common Stock as a result of that delisting could adversely affect the Company’s ability to raise capital on terms acceptable to the Company, or at all.

Forward-Looking Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “may,” “expect,” “believe,” “intend,” “estimate,” “project,” “plan,” “anticipate,” “will,” “should,” “could,” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events, and it is possible that the results described in this Current Report on Form 8-K will not be achieved. For example, there can be no assurance that the Company will regain compliance with the Minimum Bid Price Requirement, MVLS Requirement or the Alternative Compliance Standards during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified in this release or as disclosed from time to time in the Company’s filings with the  SEC. Factors that could cause actual results to differ from the Company’s expectations include changes in market conditions and other factors described in the Company’s public disclosures and filings with the SEC, including those described under “Risk Factors” in its annual report on Form 10-K filed on March 5, 2020, its quarterly reports on Form 10-Q filed on August 6, 2020 and November 6, 2020, and its subsequent filings with the SEC. As a result of these factors, actual results may differ materially from those indicated or implied by forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: December 31, 2020	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer